UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 11, 2019

READY CAPITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35808	90-0729143
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas,

7th Floor

New York, NY 10036

(Address of principal executive offices))
(Zip Code)

Registrant’s telephone number, including area code: (212) 257-4600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 12, 2019, Ready Capital Corporation (“Ready Capital”) announced that Carole Mortensen resigned her position as Chief Operating Officer of Ready Capital, effective February 11, 2019, to pursue other opportunities.  Ms. Mortensen also resigned her position as Managing Director of Ready Capital’s external manager, Waterfall Asset Management, LLC (the “Manager).  Ms. Mortensen’s resignation was not the result of any disagreement with either Ready Capital or the Manager, and she has committed to assist Ready Capital and the Manager in facilitating a smooth transition of her responsibilities.  In connection with her resignation, Ready Capital will accelerate the vesting of 19,854 unvested shares of Ready Capital common stock previously granted to Ms. Mortensen, effective as of February 11, 2019.  Ms. Mortensen’s primary responsibilities will be assumed by Frederick C. Herbst, Chief Financial Officer of Ready Capital, on an interim basis until a permanent Chief Operating Officer has been appointed.

Item 8.01. Other Events

On February 12, 2019, Ready Capital issued a press release announcing the resignation of Ms. Mortensen. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed merger (the “Merger”) pursuant to the previously announced Agreement and Plan of Merger, dated November 7, 2018, between Ready Capital, Owens Realty Mortgage, Inc. (“ORM”) and ReadyCap Merger Sub, LLC, Ready Capital has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) (which registration statement has not yet been declared effective) containing a joint proxy statement/prospectus, which joint proxy statement/prospectus has not yet been declared effective, and other documents with respect to the proposed Merger. The joint proxy/prospectus contains important information about the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT READY CAPITAL, ORM AND THE PROPOSED MERGER.

Stockholders of Ready Capital and ORM may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed with the SEC by Ready Capital or ORM (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Ready Capital with the SEC are also available free of charge on Ready Capital’s website at www.readycapital.com. Copies of the documents filed by ORM with the SEC are also available free of charge on ORM’s website at www.owensmortgage.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

Ready Capital, ORM and their respective directors, executive officers and certain other members of management and employees of Ready Capital and ORM may be deemed to be participants in the solicitation of proxies from Ready Capital’s and ORM’s stockholders in respect of the proposed Merger. Information regarding Ready Capital’s directors and executive officers can be found in Ready Capital’s definitive proxy statement filed with the SEC on April 30, 2018 and Ready Capital’s most recent Annual Report filed on Form 10-K for the fiscal year ended

December 31, 2017. Information regarding ORM’s directors and executive officers can be found in ORM’s definitive proxy statement filed with the SEC on June 8, 2018 and ORM’s most recent Annual Report filed on Form 10-K for the fiscal year ended

December 31, 2017. Additional information regarding the interests of such potential participants are included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Merger if and when they become available. These documents are available free of charge on the SEC’s website and from Ready Capital or ORM, as applicable, using the sources indicated above.

Forward-Looking Statements

This report contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the the Securities Act and Section 21E of the Exchange Act and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on current expectations and beliefs of Ready Capital and ORM and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; neither Ready Capital nor ORM can give any assurance that its expectations will be attained.

Factors that could cause actual results to differ materially from expectations include, but are not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain stockholder approvals relating to the Merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the Merger; fluctuations in the adjusted book value per share of the shares of both Ready Capital and ORM; risks related to disruption of management attention from the ongoing business operations due to the proposed Merger; the effect of the announcement of the proposed Merger on Ready Capital’s and ORM’s operating results and businesses generally; the outcome of any legal proceedings relating to the Merger; changes in future loan acquisition and production; the ability to retain key personnel; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for small balance commercial loans and other investments; legislative and regulatory changes that could adversely affect the businesses of Ready Capital and ORM; and other factors, including those set forth in the Risk Factors section of Ready Capital’s and ORM’s most recent Annual Reports on Form 10-K and other reports filed by Ready Capital and ORM with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Neither Ready Capital nor ORM undertakes any obligation to update these statements for revisions or changes after the date of this report, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated February 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ready Capital Corporation

	By:	/s/ Frederick C. Herbst
	Name:	Frederick C. Herbst
	Title:	Chief Financial Officer

Dated: February 12, 2019